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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 29, 2001

                                IMPROVENET, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            000-29927                                      77-0452868
      (Commission File No.)                    (IRS Employer identification No.)

                               1286 ODDSTAD DRIVE
                             REDWOOD CITY, CA 94063

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 701-8000



                             720 BAY ROAD, SUITE 200
                             REDWOOD CITY, CA 94063

          (Former address of principal executive offices and zip code)

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                              ITEM 5. OTHER EVENTS

On June 29, 2001, the Company's common stock was delisted from Nasdaq because the Company was no longer in compliance with the minimum stock price requirement under Nasdaq's continued listing requirements, Rules 4450(a)(5) and 4310(c)(8)(B). Nasdaq halted trading on the Nasdaq National Market in the Company's common stock on June 29, 2001.

The press release issued by ImproveNet, dated July 2, 2001, entitled "ImproveNet Announces Delisting from the Nasdaq National Stock Market" is attached hereto as
Exhibit 99.1.




ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

EXHIBIT NUMBER          DESCRIPTION
--------------          -------------------------------------------------------
99.1                    Press Release dated July 2, 2001.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 9, 2001                       IMPROVENET, INC.

                                           /s/ RONALD B. COOPER
                                           -------------------------------------
                                           Ronald B. Cooper
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX


EXHIBIT NUMBER          DESCRIPTION
--------------          --------------------------------------------------------
99.1                    Press Release dated July 2, 2001